UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 14, 2022

Spark Networks SE
(Exact name of registrant as specified in its charter)

Germany	001-38252	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Kohlfurter Straße 41/43
Berlin Germany 10999
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (+49) 30 868000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
American Depository Shares each representing one-tenth of an ordinary share	LOV	The Nasdaq Stock Market, LLC
Ordinary shares, €1.00 nominal value per share*
* Not for trading purposes, but only in connection with the registration of American Depository Shares pursuant to the requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed, at the 2022 Annual Meeting of Shareholders of Spark Networks SE (the “Company”) held on August 31, 2022, the Company’s shareholders approved an amendment to the Company’s Articles of Association to: (a) cancel an authorized capital in the original amount of EUR 640,000.00 that could be utilized by the Company’s Administrative Board (the “Administrative Board") until October 31, 2022 on one or several occasions to increase the Company’s share capital against contributions in cash and/or in kind, and (b) create a new authorized capital in the amount of EUR 1,064,554.00 (the “Authorized Capital 2022”) that can be utilized by the Administrative Board until August 29, 2027 on one or several occasions to increase the Company’s share capital against contributions in cash and/or in kind (the “Amended Articles of Association”). The Amended Articles of Association became effective on September 14, 2022 upon registration with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich, Germany.
This description of the Amended Articles of Association is not complete and is qualified in its entirety by reference to the text of the Articles of Association, as amended, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Spark Networks SE Amended Articles of Association, dated September 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spark Networks SE

Dated: September 16, 2022	By:	/s/ Frederic Beckley
Frederic Beckley
General Counsel & Chief Administrative Officer